SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 3, 2003

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                    000-24757                56-1764501
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(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
 of Incorporation)                                        Identification Number)

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                2070 Route 52, Hopewell Junction, New York 12533
               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

          On July 2, 2003, the Board of Directors of eMagin Corporation (the "Company") approved an amendment to the Company's 2003 Stock Option Plan (the "Plan") in order to reduce the number of additional shares that may be provided for issuance under the "evergreen" provisions of such Plan. The Plan had previously been approved by the shareholders of the Company at its Annual Meeting of Shareholders. Specifically, paragraphs 3(b) and 10(c) of the Plan were amended so as to (i) reduce the number of additional shares that may be provided for issuance under the Evergreen provisions of such Plan, and (ii) require shareholder approval for any subsequent increase in the maximum number of Common Shares as to which Options may be granted under the Plan. As amended, the 2003 Stock Option Plan provides that (i) on January 1, 2004, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by 2,000,000 shares, and (ii) on January 1 of each year (the "Calculation Date") for a period of nine (9) years, commencing on January 1, 2005, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by three percent (3%) of the Diluted Shares Outstanding. A copy of the Plan, as amended, is filed herewith.


ITEM 7. FINANCIAL STATEMENTS and EXHIBITS.

         (c) Exhibits. The following documents are filed as exhibits to this report:
              10.1 2003 Stock Option Plan
              99.1 Press release issued June 23, 2003

ITEM 9. Regulation FD Disclosure (information furnished under Item 12, "Results of Operations and Financial Condition).

          The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial
Condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          A copy of the press release issued by eMagin Corporation on July 3, 2003, announcing results of its 2003 annual meeting, is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EMAGIN CORPORATION


                                        By:   /s/ Gary W. Jones
                   ------------------------------------------------
                   Name: Gary W. Jones
                   Title: President and Chief Executive Officer

Dated: July 3, 2003